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                      AMENDMENT TO PARTICIPATION AGREEMENT


     Pursuant to Section 12.9 of the Participation Agreement, made and entered into as of the 1st day of May, 2000, by and among, First Allmerica Financial Life Insurance Company, Warburg Pincus Trust, Credit Suisse Asset Management, LLC, and Credit Suisse Asset Management Securities, Inc., the partied do hereby agree to amend Schedule 1 of the Participation Agreement to reflect the following:

          1.   Separate Account KG is hereby added to Schedule 1.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Participation Agreement to be executed in its name and behalf by its duly authorized representative. The Amendment shall take effect on August 25, 2000.

                                 FIRST ALLMERICA FINANCIAL LIFE
                                 INSURANCE COMPANY
                                 By its authorized officer and not individually

                                 By: /s/ Richard M. Reilly
                                     ------------------------------
                                     Richard M. Reilly
                                     President

                                 WARBURG, PINCUS TRUST
                                 By its authorized officer and not individually

                                 By: /s/ Hal Liebes
                                     ------------------------------
                                         Hal Liebes
                                         Secretary

                                 CREDIT SUISSE ASSET MANAGEMENT, LLC
                                 By its authorized officer

                                 By: /s/ Hal Liebes
                                     ------------------------------
                                         Hal Liebes
                                         General Counsel and Managing Director



                                 CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC. By its authorized officer

                                 By: /s/ Hal Liebes
                                     ------------------------------
                                         Hal Liebes
                                         Secretary